Aristotle Portfolio Optimization Moderate Fund
Schedule of Investments
December 31, 2025 (Unaudited)

AFFILIATED OPEN-END FUNDS - 68.9%	Shares	Value
Affiliated Equity Open-End Funds - 33.9%
Aristotle Core Equity Fund - Class I (a)	7,293,948	$118,089,011
Aristotle Growth Equity Fund - Class I (a)	5,839,636	84,265,953
Aristotle International Equity Fund - Class I (a)	2,095,533	27,451,485
		229,806,449

Affiliated Fixed Income Open-End Funds - 35.0%
Aristotle Core Bond Fund - Class I (a)	7,669,813	67,724,448
Aristotle Core Income Fund - Class I (a)	9,362,072	91,467,447
Aristotle Floating Rate Income Fund - Class I (a)	717,971	6,763,284
Aristotle High Yield Bond Fund - Class I (a)	2,567,336	23,799,207
Aristotle Short Duration Income Fund - Class I (a)	4,620,401	47,497,719
		237,252,105
TOTAL AFFILIATED OPEN-END FUNDS (Cost $404,069,918)		467,058,554

EXCHANGE TRADED FUNDS - 30.9%	Shares	Value
Equity Exchange Traded Funds - 28.4%
iShares Core MSCI Emerging Markets ETF	153,908	10,345,696
iShares Core U.S. REIT ETF	59,264	3,375,677
iShares MSCI EAFE Value ETF	194,317	13,876,177
iShares Russell 1000 Value ETF (b)	365,625	76,905,563
iShares Russell 2000 Growth ETF (b)	30,985	10,008,465
iShares Russell 2000 Value ETF	56,110	10,167,693
iShares Russell Mid-Cap Growth ETF	222,534	30,473,806
iShares Russell Mid-Cap Value ETF	218,145	30,769,352
Vanguard FTSE All World ex-US Small-Cap ETF (b)	47,933	6,870,237
		192,792,666

Fixed Income Exchange Traded Funds - 2.5%
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	107,014	10,303,308
iShares TIPS Bond ETF	62,205	6,836,951
		17,140,259
TOTAL EXCHANGE TRADED FUNDS (Cost $185,734,234)		209,932,925

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 2.9%	Shares	Value
Money Market Funds - 2.9%
GS Financial Square Government Fund - Institutional Class, 3.67% (c)	19,807,215	19,807,215
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $19,807,215)		19,807,215

TOTAL INVESTMENTS - 102.7% (Cost $609,611,367)		696,798,694
Money Market Deposit Account - 0.3% (d)		1,715,105
Liabilities in Excess of Other Assets - (3.0)%		(20,179,059)
TOTAL NET ASSETS - 100.0%		$678,334,740

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $21,007,523.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.45%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Open-End Funds	$467,058,554	$–	$–	$467,058,554
Exchange Traded Funds	209,932,925	–	–	209,932,925
Investments Purchased with Proceeds from Securities Lending	19,807,215	–	–	19,807,215
Total Investments	$696,798,694	$–	$–	$696,798,694

Refer to the Schedule of Investments for further disaggregation of investment categories.